UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT Pursuant to
Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2018

The Hillman Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13293	23-2874736
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

10590 Hamilton Avenue
Cincinnati, Ohio 45231
(Address of principal executive offices)

Registrant’s telephone number, including area code: (513) 851-4900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On October 1, 2018, The Hillman Group, Inc. (the “Borrower”), a wholly-owned subsidiary of The Hillman Companies, Inc. (the “Company”), and the Company entered into an amendment (the “Amendment”) to the Borrower’s term loan credit agreement dated as of May 31, 2018 (the “Term Credit Agreement”), which provided for $365 million of incremental term loans. Proceeds from the incremental term loans were used to finance the acquisition of Big Time Products, refinance certain existing indebtedness of Big Time Products, and pay related transaction costs.
The Amendment provided that the pricing for all funded term loans, including all existing term loans and the new incremental term loans, are at the Borrower’s option either adjusted LIBOR plus 4.00% per annum or an alternate base rate plus 3.00% per annum, which reflects a 0.50% per annum margin increase with respect to the existing term loans. The new incremental term loans otherwise have the same terms, including guarantees, collateral, and a stated maturity of May 31, 2025, as the existing term loans before giving effect to the Amendment.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.
On October 2, 2018, The Hillman Companies, Inc. (the “Company”) issued a press release announcing that The Hillman Group, Inc. had completed the acquisition of Big Time Products, a leading provider of personal protection and work gear products. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in this Item and in Exhibit 99.1 is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	First Amendment to the Credit Agreement, dated as of October 1, 2018
99.1	Press Release issued by The Hillman Companies, Inc. dated October 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2018                        THE HILLMAN COMPANIES, INC.
By:    /s/ Gregory J. Gluchowski, Jr.
Name: Gregory J. Gluchowski, Jr.
Title: President and Chief Executive Officer